                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 2, 2005

                       NATIONAL BEEF PACKING COMPANY, LLC
             (Exact Name of Registrant As Specified in Its Charter)

       Delaware                    333-111407                    48-1129505
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

        Registrant's telephone number, including area code: (800)449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
   CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a- 12 under the Exchange Act (17
   CFR 240.14a-12)

[  ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
   Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
   Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD

     On August 2, 2005 the Company issued a press release announcing production cutbacks due to continued unfavorable market conditions. A copy of the press release is included in Exhibit 99.1 attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is furnished pursuant to Item 7.01.

         99.1     Press Release dated August 2, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            National Beef Packing Company, LLC

Date:  August 3, 2005
                                            By:  /s/ Jay D. Nielsen
                                              ----------------------------------
                                              Jay D. Nielsen
                                              Chief Financial Officer